EXHIBIT 23.2



                       Consent of Independent Accountants



The Board of Directors
COMARCO, Inc.:

We consent to the use of our report dated March 29, 1996 incorporated herein by reference, which report appears in the January 31, 1996 annual report on Form 10-K of COMARCO, Inc.



                                                   KPMG Peat Marwick LLP


McLean, Virginia
September 6, 1996